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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 2, 2004



                                 Dillard's, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                 1-6140                                        71-0388071
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        (Commission File Number)                            (I.R.S. Employer
                                                           Identification No.)

           1600 Cantrell Road
          Little Rock, Arkansas                                   72201
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    (Address of Principal Executive Offices)                    (Zip Code)

                                 (501) 376-5200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.01 REGULATION FD DISCLOSURE.

                  On December 2, 2004, the registrant issued a press release announcing sales for the four weeks ended November 27, 2004. A copy of the press release is furnished as Exhibit 99.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99       Press Release dated December 2, 2004





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                                                                       SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DILLARD'S, INC.



DATED: December 2, 2004                     By:     James I. Freeman
       ----------------                        ---------------------
                                            Name:   James I. Freeman
                                            Title:  Senior Vice President
                                                    & Chief Financial Officer




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                                 EXHIBIT INDEX

Exhibit No.                Description

   99                      Press Release dated December 2, 2004.